SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 4, 2004

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                    0-15959                   37-1078406
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        (State of other             (Commission               (IRS Employer
        jurisdiction of             File Number)            Identification No.)
        incorporation)

201 West Main Street, Urbana, Illinois                             61801
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (217) 365-4513

ITEM 5. Other Events

      On Tuesday, May 4, 2004, the Registrant issued a press release. The press release is incorporated herein by reference and is attached as Exhibit 99.1.

      The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

      These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

ITEM 7. Financial Statements and Exhibits

EXHIBIT 99.1   Press Release, dated May 4, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    FIRST BUSEY CORPORATION

Date: May 4, 2004                                   By:    /s/ Douglas C. Mills
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                                                    Name:  Douglas C. Mills
                                                    Title: Chairman of the Board

                                  EXHIBIT INDEX

99.1        Press Release, dated May 4, 2004.